J.P. MORGAN MUNICIPAL BOND FUNDS

JPMorgan Ultra-Short Municipal Fund

(the “Fund”)

(a series of JPMorgan Trust IV)

(All Share Classes)

Supplement dated April 16, 2025

to the current Summary Prospectuses and Prospectus, as supplemented

Effective April 16, 2025, the expense caps for the Fund will be revised.

The Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.38% and 0.18% of the average daily net assets of Class A and Class I shares, respectively. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.

The expense caps of the Fund’s Class A and Class I Shares will be decreased to the following levels:

Share Class	New Expense Cap
Class A	0.38%
Class I	0.18%

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUS FOR FUTURE REFERENCE

SUP-USMF-425